                                                                     EXHIBIT 4.1

                           ARTICLES OF INCORPORATION
                                       OF
                                   PPN, INC.


     FIRST:  The name of the corporation is PPN, Inc. (the "Corporation").

     SECOND: The principal office of the Corporation within the State of Nevada is located at 502 East John Street, Carson City, Nevada 89706. The name and address of its resident agent is The Prentice-Hall Corporation System, Nevada, Inc., 502 E. John Street, Carson City, Nevada 89706.

     THIRD: The Corporation may engage in any lawful act, activity and/or business for which corporations may be organized under the General Corporation Law of the State of Nevada.

     FOURTH:  A.  General.  The total number of shares of all classes of stock
                  -------
which the corporation shall have authority to issue is 150,000,000, consisting of (1) 50,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), and (2) 100,000,000 shares of Common Stock, $.01 par value per share ("Common Stock").

              B.  Blank Check Preferred Stock.
                  ---------------------------

              1.  General.  The Board of Directors is hereby expressly
                  -------
authorized, by resolution or resolutions from time to time adopted, to provide, out of the unissued shares of Preferred Stock, for the issuance of serial Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix and state, and hereby is expressly empowered to fix, by resolution or resolutions, the designations, preferences, and relative, participating, option or other special rights of the shares of each such series, and the qualifications, limitations or restrictions thereon, including but not limited to, determination of any of the following:

          (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

          (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be full or limited;

          (c) the dividends, if any, payable on such series and at what rates, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any such shares of stock of any other class or any other series of this class;

          (d) whether the shares of such series shall be subject to redemption by the corporation, and, if so, prices and other terms and conditions of such redemption;

          (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the corporation;

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          (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

          (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other class or classes of securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

          (h) the limitation and restrictions, if any, to be effective while the shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

          (i) the conditions or restrictions, if any, upon the creation of indebtedness of the corporation or upon the issue of any additional stock, including additional shares of such series or any other series of this class or of any other class; and

          (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

          The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing series by a resolution adding to such series authorized and unissued shares of the Preferred Stock not designated for any other series. The Board of Directors may decrease the number of shares of Preferred Stock designated for any existing series by a resolution, subtracting from such series unissued shares of the Preferred Stock designated for such series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

          2.  Series A Preferred Stock.  The first series, designated as Series
              ------------------------
A Preferred Stock (the "Series A Preferred"), will consist of 125,000 shares, will have a Redemption Value of $10.00 per share (the "Series A Redemption Value") and will have the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions as follows:

          (a) Dividend Rights of Preferred Stock.  The holders of the Preferred
              ----------------------------------
Stock shall be entitled to receive dividends, noncumulative, at the annual rate of five percent (5%) of the Series A Redemption Value thereof, and no more, payable annually on December 31 with respect to the preceding fiscal year ("Dividend Payment Dates"); provided, however, no such dividend shall be earned or payable except out of funds legally available therefor. All dividends as aforesaid shall be payable to the holders of Series A Preferred of record on the respective dates not exceeding sixty days preceding such Dividend Payment Dates as may be determined by the Board of Directors in advance of the payment of each particular dividend.

          No dividends or any other distribution shall be declared or paid or set apart for payment on the Common Stock or on Preferred stock of any other of Series B, C, D or E Preferred Stock unless proportionate dividends for the period have been or contemporaneously are declared and paid on the Series

                                       2
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A Preferred, ratably in proportion to the dividend rates fixed therefor.
"Distribution" in this Section 2(a) means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of the corporation) or the purchase or redemption of shares of the corporation for cash or property. The time of any distribution by way of dividend shall be the date of declaration thereof and the time of any distribution by purchase or redemption of shares shall be the day on which cash or property is transferred by the corporation, whether or not pursuant to a contract of an earlier date; provided that where a negotiable debt security is issued in exchange for shares, the time of the distribution is the date when the corporation acquires the shares in such exchange. At the option of the Corporation, dividends may be paid in common stock of the corporation in lieu of cash.

          (b) Liquidation Rights of Series A Preferred Stock.  In the event of
              ----------------------------------------------
any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the Series A Preferred shall be entitled to receive out of the assets of the corporation specified below and before any distribution or payment to the holders of any shares of Common Stock, liquidation distributions in the amount of $10.00 per share plus an amount equal to all unpaid dividends thereon for the year in which the liquidation occurs up to and including the date fixed for distribution or payment ("Liquidation Amount").
The holders of Series A Preferred shall be entitled to look solely to the assets of the corporation for liquidating proceeds.

          (c) Conversion. The holders of the shares of Series A Preferred shall
              ----------
have conversion rights as follows:

          (i) Right to Convert.  Each then outstanding share of Series A
              ----------------
Preferred shall be convertible, at the option of the holder thereof, at the office of the corporation or any transfer agent for the Series A Preferred or Common Stock, into fully paid and nonassessable shares of Common Stock ("Right to Convert") in accordance with subsection (c)(ii) below.

          (ii) Mechanics of Conversion.  Before any holder of Series A Preferred
               -----------------------
shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Series A Preferred or Common Stock and shall give written notice to the corporation at such office that he elects to convert the same into twenty (20) shares of Common Stock for each share of Preferred Stock and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (iii)  Notices of Record Date.  In the event of any taking by the
                 ----------------------
corporation of a record of the holders of any class who are entitled to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the corporation shall mail to each holder of Series A Preferred at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (iv) Reservation of Stock Issuable Upon Conversion.  The corporation
               ---------------------------------------------
shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred; and if at any time the number of authorized but unissued shares of Common Stock

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shall not be sufficient to effect the conversion of all the outstanding shares of the Series A Preferred, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          (d)  Call and Redemption.  All shares of Series A Preferred may be
               -------------------
called upon thirty days written notice by the Corporation at any time after issuance and shall be surrendered by the holders of such shares upon the payment of one hundred five percent (105%) of Series A Redemption Value plus an amount equal to all unpaid dividends thereon for the year in which the redemption occurs up to and including the date fixed for redemption. The holders of Series A Preferred shall be entitled to look solely to the assets of the corporation for redemption proceeds.

          (e) Notices.  Any notice required to be given to the holders of shares
              -------
of Series A Preferred shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the corporation.

          3.  Series D Preferred Stock.  The second series, designated as Series
              ------------------------
D Preferred Stock (the "Series D Preferred"), will consist of 200,000 shares, will have a Series D Redemption Value of $10.00 per share (the "Redemption Value") and will have the designations, preferences and relative, participating, optional or other special rights, and the qualification, limitations and restrictions as follows:

          (a) Dividend Rights of Preferred Stock.  The holders of the Series D
              ----------------------------------
Preferred shall be entitled to receive dividends, noncumulative, at the annual rate of five percent (5%) of the Series D Redemption Value thereof, and no more, payable annually on December 31 with respect to the preceding fiscal year ("Dividend Payment Dates"); provided, however, no such dividend shall be earned or payable except out of funds legally available therefor. All dividends as aforesaid shall be payable to the holders of Series D Preferred of record on the respective dates not exceeding sixty days preceding such Dividend Payment Dates as may be determined by the Board of Directors in advance of the payment of each particular dividend.

          No dividends or any other distribution shall be declared or paid or set apart for payment on the Common Stock or on Preferred Stock of any other of Series A, B, C or E Preferred Stock unless proportionate dividends for the period have been or contemporaneously are declared and paid on the Series D Preferred, ratably in proportion to the dividend rates fixed therefor. "Distribution" in this Section 3(a) means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of the corporation) or the purchase or redemption of shares of the corporation for cash or property. The time of any distribution by way of dividend shall be the date of declaration thereof and the time of any distribution by purchase or redemption of shares shall be the day on which cash or property is transferred by the corporation, whether or not pursuant to a contract of an earlier date; provided that where a negotiable debt security is issued in exchange for shares, the time of the distribution is the date when the corporation acquires the shares in such exchange. At the option of the corporation, dividends may be paid in common stock of the corporation in lieu of cash.

     (b) Liquidation Rights of Series D Preferred Stock.  In the event of any
         ----------------------------------------------
voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the Series D Preferred shall be entitled to receive out of the assets of the corporation specified below and before any distribution or payment to the holders of any shares of Common Stock, liquidation distributions in the amount of $10.00 per share plus an amount equal to all unpaid dividends thereon for the year in which the liquidation occurs up to and including the date fixed for distribution or payment ("Liquidation Amount").
The holders of Series D Preferred shall be entitled to look solely to the assets of the corporation for liquidating proceeds.

     (c) Conversion.  The holders of the shares of Series D Preferred shall have
         ----------
conversion rights as follows:

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          (i) Right to Convert.  Each then outstanding share of Series D
              ----------------
Preferred Stock shall be convertible, at the option of the holder thereof, at the office of the corporation or any transfer agent for the Series D Preferred Stock or Common Stock, into fully paid and nonassessable shares of Common Stock ("Right to Convert") in accordance with subsection (c)(ii) below.

          (ii) Mechanics of Conversion.  Before any holder of Series D Preferred
               -----------------------
shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Series D Preferred or Common Stock and shall give written notice to the corporation at such office that he elects to convert the same into two and one-half (2- 1/2) shares of Common Stock for each share of Preferred Stock and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series D Preferred, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series D Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (iii)  Notices of Record Date.  In the event of any taking by the
                 ----------------------
corporation of a record of the holders of any class who are entitled to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the corporation shall mail to each holder of Series D Preferred at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (iv) Reservation of Stock Issuable Upon Conversion.  The corporation
               ---------------------------------------------
shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series D Preferred such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series D Preferred; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the outstanding shares of the Series D Preferred, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     (d) Call and Redemption.  All shares of Series D Preferred may be called
         -------------------
upon thirty days written notice by the Corporation at any time after issuance and shall be surrendered by the holders of such shares upon the payment of one hundred five percent (105%) of Series D Redemption Value plus an amount equal to all unpaid dividends thereon for the year in which the redemption occurs up to and including the date fixed for redemption. The holders of Series D Preferred shall be entitled to look solely to the assets of the corporation for redemption proceeds.

     (e) Notices.  Any notice required to be given to the holders of shares of
         -------
Series D Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the corporation.

     C.  Common Stock.  Each holder of Common Stock shall be entitled to one
         ------------
vote for each share of Common Stock held of record on all matters on which stockholders generally are entitled to vote. Subject to the provisions of law and the rights of the Preferred Stock and any other class or series of stock having a preference as to dividends over the Common Stock then outstanding, dividends may be paid on the common Stock out of assets legally available for dividends, but only at such times and in such amounts as the Board of Directors shall determine and declare. Upon the dissolution, liquidation or winding up of the corporation, after any preferential amounts to be distributed to the holders of the Preferred Stock and any other class or series of stock having a preference over the Common Stock then outstanding have been paid or declared and set apart for payment, the holders of the Common Stock shall be entitled to receive all the remaining assets of the corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them, respectively.

     D.  Miscellaneous Provisions.
         ------------------------

          1.  Preemptive Rights.  No stockholder of this corporation shall by
              -----------------
reason of his holding shares of any class have any preemptive or preferential right to purchase or subscribe to any shares of any class of this corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any shares or such notes, debentures, bonds or other securities, would adversely affect the dividend or voting rights of such stockholder other than such rights, if any, as the Board of Directors in its discretion from time to time may grant, and at such price as the Board of Directors in its discretion may fix.

          2.  Cumulative Voting.  Cumulative voting by any stockholder is
              -----------------
hereby expressly denied.

     FIFTH: The members of the governing board shall be styled directors and the number thereof shall be fixed as provided by the Bylaws of the Corporation but shall not in any event be less than one (1); provided that the number so fixed as provided by the Bylaws may be increased or decreased from time to time as provided by the Bylaws.

     The names and office addresses of the initial Board of Directors, which shall consist of four (4) members, are as follows:

Name                    Office Address
- ----                    --------------

Paul A. Tanner          16885 Dallas Parkway
                        Dallas, Texas  75248

Michael F. Buck         16885 Dallas Parkway
                        Dallas, Texas  75248

James Rudis             16885 Dallas Parkway
                        Dallas, Texas  75248

George Schrader         16885 Dallas Parkway
                        Dallas, Texas  75248

     SIXTH: The name and address of each of the incorporator signing the Articles of Incorporation is as follows:

Name                       Address
- ----                       -------

T. Allen McConnell, Esq.   1445 Ross Avenue, Suite 3200
                           Dallas, Texas  75202


     SEVENTH: The Corporation shall have perpetual existence.

     EIGHTH: A. The Board of Directors is expressly authorized to make, alter or amend the Bylaws of the Corporation.

              B. Authority is hereby expressly granted to and vested in the Board of Directors to issue notes, bonds, debentures, warrants and other obligations of the Corporation convertible into stock of such class or bearing such warrants or other evidence of optional rights to purchase and/or subscribe to stock of such class and issued and convertible upon such terms and conditions and in such manner as may be fixed and stated by the resolution or resolutions from time to time adopted providing for the issuance thereof.

              C. The Board of Directors shall be authorized to exercise all such powers and do all such things and acts as may be exercised or done by the Corporation, subject to the provisions of the laws of the State of Nevada, of these Articles of Incorporation and of the Bylaws of the Corporation.

     NINTH: No contract or other transaction between the Corporation and any other corporation and no other act of the Corporation shall, in the absence of fraud, be invalidated or in any way affected by the fact that any of the stockholders, directors or officers of the Corporation are pecuniarily or otherwise interested in such contract, transaction, or other act, or are stockholders, directors or officers of such Corporation. Any stockholder, director or officer of the Corporation, individually, or any firm or association of which any such stockholder, director or officer may be a member, may be a party to, or be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, provided that the fact that he individually or such firm or association is so interested shall be disclosed or shall have been known to the Board of Directors or a majority of such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction shall be taken; and any director of the Corporation who is a stockholder, director or officer of such other corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such contract or transaction and may vote thereat to authorize so interested; every stockholder, director or officer of the Corporation being hereby relieved from any disability which might otherwise prevent him from carrying out transactions with or contracting with the Corporation for the benefit of himself or any firm or corporation, association, trust or organization in which or with which he may be in any way interested or connected.

     TENTH: A. The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          B. The Corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, agent or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that despite the adjudication of liabilities but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

          C. Any indemnification under sections A and B of this Article Tenth, unless ordered by a court or advanced pursuant to section D of this Article Tenth, must be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

          1.  By the stockholders;

          2. By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

          3. If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

          4. If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained by independent legal counsel in a written opinion.

          D. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section D of this Article Tenth do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

          E. The indemnification and advancement of expenses provided by this Article Tenth:

          1. Does not include any other rights to which a person seeking indemnification or advancement of expenses may be entitled under these articles of incorporation or any bylaws, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to section B of this Article Tenth or for the advancement of expenses of any director or officer, if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          2. Continues for a person who has ceased to be a director, officer, employee or agent and insures to the benefit of the heirs, executors and administrators of such a person.

          F. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses.

          G. The other financial arrangements made by the Corporation pursuant to paragraph F of this Article Tenth may include the following:

              1.  The creation of a trust fund.

              2.  The establishment of a program of self-insurance.

              3. The securing of its obligation of indemnification by granting a security interest or other lien on any assets of the corporation.

              4.  The establishment of a letter of credit, guaranty or surety.

No financial arrangement made pursuant to this section may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification by a court.

          H. Any insurance or other financial arrangement made on behalf of a person pursuant to this Article Tenth may be provided by the Corporation or any other person approved by the board of directors, even if all or part of the other person's stock or other securities is owned by the Corporation.

          I.  In the absence of fraud:

              1. The decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Article Tenth and the choice of the person to provide the insurance or other financial arrangement shall be conclusive; and

              2.  The insurance or other financial arrangement:

                  (a)  Is not void or voidable; and

                  (b) Does not subject any director approving it to personal liability for his action, even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

          ELEVENTH: No director or officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any of such director or officer except, that the foregoing provision shall not eliminate the liability of a director or officer for:

              1. acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

              2. the payments of distributions in violation of Section 78.300 of the Nevada General Corporation Law, as amended.

Neither the amendment nor repeal of this Article Eleventh, nor the adoption of any provision of the Articles of Incorporation inconsistent with this Article Eleventh shall eliminate or reduce the effect of this Article Eleventh with respect to any matter occurring, or any cause of action, suit or claim that, but for this Article Eleventh would accrue or arise, prior to such amendment, repeal or adoption of any inconsistent provision.

          TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are created subject to this reservation.

          THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Nevada, does make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly has hereunto set his hand this ______ day of May, 1994.


                                    /s/T. Allen McConnell
                                    -------------------------------------------
                                    T. Allen McConnell, Esq.



THE STATE OF TEXAS       )
                         )
COUNTY  OF  DALLAS       )


     On this the _______ day of May, 1994, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared T. Allen McConnell, Esq., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    -------------------------------------------
                                    Notary Public in and for
                                    the State of Texas

My Commission Expires:

______________________

                                 June 24, 1994


To the Secretary of State of the State of Nevada:

     Polyphase Corporation hereby gives consent to use of the similar name of Polyphase Corporation.

                                 POLYPHASER CORPORATION


                                 By: /s/ Norman A. John
                                     ------------------
                                 Name:   Norman A. John
                                 Title:  Director of Operations


THE STATE OF NEVADA (S)
                    (S)
COUNTY OF DOUGLAS   (S)

     On this the 28th day of June, 1994, before me, the undersigned, a Notary Public, in and for the State of Nevada, personally appeared Norman A. John known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                 /s/ Elaine Bontempo
                                 -------------------
                                 Notary Public

My Commission Expires:  6-19-96
                                 Elaine Bontempo
                                 ---------------
                                 Print Name

                   CERTIFICATE OF DESIGNATION OF PREFERENCES
                         OF SERIES C PREFERRED STOCK OF
                        PPN, INC., A NEVADA CORPORATION


The undersigned, William E. Shatley and Don E. McMillen, do hereby certify:

     1. They are the duly elected and acting Senior Vice President and Secretary, respectively, of PPN, Inc., a Nevada corporation (the
"corporation").

     2. That, pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation as amended of the corporation, and pursuant to the provisions of Nevada law, said Board of Directors, by a written consent in lieu of a meeting, dated June 2, 1994, in accordance with the provisions of Nevada law, adopted the following recitals and resolutions providing for the designation, preferences, and relative, participating, optional or other rights, and the qualifications, limitations and restrictions of 300,000 shares of Series C Preferred Stock as follows:

     WHEREAS, the Articles of Incorporation of the corporation provides for a class of authorized shares known as preferred stock, comprising fifty million (50,000,000) shares issuable from time to time in one or more series; and

     WHEREAS, the Board of Directors of the corporation is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, and the liquidation preferences of the authorized preferred shares, and the number of shares constituting any series of such shares and the designation thereof, or any of them;

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide that 300,000 of the authorized but unissued preferred shares shall now be designated as "Series C Preferred Stock" with a Redemption Value of Ten Dollars ($10) per share ("Redemption Value"), and does hereby fix the rights, preferences, restrictions and other matters relating to said Series C Preferred Stock as follows:

     SECTION 1. DESIGNATION; NUMBER OF SHARES. 300,000 shares shall be designated as "Series C Preferred Stock."

     SECTION 2. DIVIDEND RIGHTS OF PREFERRED STOCK. The holders of the Series C Preferred Stock shall be entitled to receive dividends, non-cumulative, at the annual rate of five percent (5%) of the Redemption Value thereof, and no more, payable annually on December 31 with respect to the preceding year ("Dividend Payment Dates"); provided, however, no such dividend shall be earned or payable except out of funds legally available therefor. All dividends as aforesaid shall be payable to the holders of Series C Preferred Stock of record on the respective dates not exceeding sixty days preceding such Dividend Payment Dates as may be determined by the Board of Directors in advance of the payment of each particular dividend.

     No dividends or any other distribution shall be declared or paid or set apart for payment on the Common Stock or on preferred stock of any other of Series A, B, D or E Preferred Stock unless proportionate dividends for the period have been or contemporaneously are declared and paid on the Series C Preferred Stock, ratably in proportion to the dividend rates fixed therefor. "Distribution" in this Section 2 means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of the corporation) or the purchase or redemption of shares of the corporation for cash or property. The time of any distribution by way of dividend shall be the date of declaration thereof and the time of any distribution by purchase or redemption of shares shall be the day on which cash or property is transferred by the corporation, whether or not pursuant to a contract of an earlier date; provided that where a negotiable debt security is issued in exchange for shares, the time of the distribution is the date when the corporation acquires the shares in such exchange. At the option of the corporation, dividends may be paid in Common Stock of the corporation in lieu of cash.

     SECTION 3. LIQUIDATION RIGHTS OF SERIES C PREFERRED STOCK. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the Series C Preferred Stock shall be entitled to receive out of the assets of the corporation specified below and before any distribution or payment to the holders of any shares of Common Stock, liquidation distributions in the amount of $10.00 per share plus an amount equal to all unpaid dividends thereon for the year in which the liquidation occurs up to and including the date fixed for distribution or payment ("Liquidation Amount"). The holders of Series C Preferred Stock shall be entitled to look solely to the assets of the corporation for liquidating proceeds.

     SECTION 4. CONVERSION. The holders of the shares of Series C Preferred Stock shall have conversion rights as follows:

     (a) Right to Convert.  Each then outstanding share of Series C Preferred
         ----------------
Stock shall be convertible, at the option of the holder thereof, at the office of the corporation or any transfer agent for the Series C Preferred Stock or Common Stock, into fully paid and nonassessable shares of Common Stock ("Right to Convert") in accordance with Section 4(b) below.

     (b) Mechanics of Conversion.  Before any holder of Series C Preferred Stock
         -----------------------
shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Series C Preferred Stock or Common Stock and shall give written notice to the corporation at such office that he elects to convert the same into five (5) shares of Common Stock for each share of Preferred Stock and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common stock on such date.

     (c) Notices of Record Date.  In the event of any taking by the corporation
         ----------------------
of a record of the holders of any class who are entitled to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the corporation shall mail to each holder of Series C Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     (d) Reservation of Stock Issuable Upon Conversion.  The corporation shall
         ---------------------------------------------
at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the outstanding shares of the Series C Preferred Stock, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     SECTION 5. CALL AND REDEMPTION. All shares of Series C Preferred Stock may be called at any time by the Corporation within ten (10) years after issuance and shall be surrendered by the holders of such shares upon the payment of one hundred five percent (105%) of Redemption Value plus an amount equal to all unpaid dividends thereon for the year in which the redemption occurs up to and including the date fixed for redemption. The holders of Series C Preferred Stock shall be entitled to look solely to the assets of the corporation for redemption proceeds.

      SECTION 6. NOTICES. Any notice required to be given to the holders of shares of Series C Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the corporation.

     IN WITNESS WHEREOF, said Polyphase Corporation has caused this certificate to be signed by William E. Shatley, its Senior Vice President and attested by Don E. McMillen, its Secretary, this ___ day of June, 1994.


                                 POLYPHASE CORPORATION


                                    By:  /s/William E. Shatley
                                         ---------------------
                                         William E. Shatley, Senior Vice
                                         President
ATTEST:


/s/Don E. McMillen
- ------------------
Don E. McMillen, Secretary


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     On this ____ day of June, 1994, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared William E. Shatley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me the he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written above.
                                    ____________________________________
                                    Notary Public in and for the
                                    State of Texas
My Commission Expires:

_______________________


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     On this ____ day of June, 1994, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared Don E. McMillen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me the he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written above.
                                    ____________________________________
                                    Notary Public in and for the
                                    State of Texas
My Commission Expires:

_______________________

                             CERTIFICATE OF CHANGE
                         IN NUMBER OF AUTHORIZED SHARES
                          OF SERIES D PREFERRED STOCK
                                  OF PPN, INC.


     Pursuant to Section 78.207 of the Nevada General Corporation Law, the undersigned, William E. Shatley and Don E. McMillen, do hereby certify:

1. By resolution of the Board of Directors, dated June 2, 1994, the Company changed the number of authorized shares of its Series D Preferred Stock, par value $.01 per share (the "Series D Preferred").

2. The current number of authorized shares of the Series D Preferred before the change is 200,000. The par value of the Series D Preferred before the change is $.01 per share.

3. The number of authorized shares of the Series D Preferred after the change is 600,000. The par value of the Series D Preferred after the change is $.01 per share.

4. The provisions of Sections 78.207(c), (d) and (e) of the Nevada General Corporation Law are not applicable for purposes of this Certificate.

5. The change in authorized shares of Series D Preferred shall be effective upon the filing of this Certificate.

     IN WITNESS WHEREOF, said Polyphase Corporation has caused this certificate to be signed by William E. Shatley, its Senior Vice President and attested by Don E. McMillen, its Secretary, this 13th day of June, 1994.


                                 PPN, INC.


                                    By:  /s/William E. Shatley
                                         ---------------------
                                         William E. Shatley, Senior Vice
                                         President
ATTEST:


/s/Don E. McMillen
- ------------------
Don E. McMillen, Secretary

THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     On this ____ day of June, 1994, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared William E. Shatley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me the he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written above.
                                    ____________________________________
                                    Notary Public in and for the
                                    State of Texas
My Commission Expires:

_______________________


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     On this ____ day of June, 1994, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared Don E. McMillen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me the he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written above.
                                    ____________________________________
                                    Notary Public in and for the
                                    State of Texas
My Commission Expires:

_______________________

                   CERTIFICATE OF DESIGNATION OF PREFERENCES
                         OF SERIES E PREFERRED STOCK OF
                        PPN, INC., A NEVADA CORPORATION


The undersigned, William E. Shatley and Don E. McMillen, do hereby certify:

     1. They are the duly elected and acting Senior Vice President and Secretary, respectively, of PPN, Inc., a Nevada corporation (the
"corporation").

     2. That, pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation as amended of the corporation, and pursuant to the provisions of Nevada law, said Board of Directors, by a written consent in lieu of a meeting, dated June 2, 1994, in accordance with the provisions of Nevada law, adopted the following recitals and resolutions providing for the designation, preferences, and relative, participating, optional or other rights, and the qualifications, limitations and restrictions of 1,425,000 shares of Series E Preferred Stock as follows:

     WHEREAS, the Articles of Incorporation of the corporation provides for a class of authorized shares known as preferred stock, comprising fifty million (50,000,000) shares issuable from time to time in one or more series; and

     WHEREAS, the Board of Directors of the corporation is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, and the liquidation preferences of the authorized preferred shares, and the number of shares constituting any series of such shares and the designation thereof, or any of them;

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide that 1,425,000 of the authorized but unissued preferred shares shall now be designated as "Series E Preferred Stock" with a Redemption Value of Ten Dollars ($10) per share ("Redemption Value"), and does hereby fix the rights, preferences, restrictions and other matters relating to said Series E Preferred Stock as follows:

     SECTION 1. DESIGNATION; NUMBER OF SHARES. 1,425,000 shares shall be designated as "Series E Preferred Stock."

     SECTION 2. DIVIDEND RIGHTS OF PREFERRED STOCK. The holders of the Series E Preferred Stock shall be entitled to receive dividends, non-cumulative, at the annual rate of five percent (5%) of the Redemption Value thereof, and no more, payable annually on December 31 with respect to the preceding year ("Dividend Payment Dates"); provided, however, no such dividend shall be earned or payable except out of funds legally available therefor. All dividends as aforesaid shall be payable to the holders of Series E Preferred Stock of record on the respective dates not exceeding sixty days preceding such Dividend Payment Dates as may be determined by the Board of Directors in advance of the payment of each particular dividend.

     No dividends or any other distribution shall be declared or paid or set apart for payment on the Common Stock or on preferred stock of any other of Series A, B, C or D Preferred Stock unless proportionate dividends for the period have been or contemporaneously are declared and paid on the Series E Preferred Stock, ratably in proportion to the dividend rates fixed therefor. "Distribution" in this Section 2 means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of the corporation) or the purchase or redemption of shares of the corporation for cash or property. The time of any distribution by way of dividend shall be the date of declaration thereof and the time of any distribution by purchase or redemption of shares shall be the day on which cash or property is transferred by the corporation, whether or not pursuant to a contract of an earlier date; provided that where a negotiable debt security is issued in exchange for shares, the time of the distribution is the date when the corporation acquires the shares in such exchange. At the option of the corporation, dividends may be paid in Common Stock of the corporation in lieu of cash.

     SECTION 3. LIQUIDATION RIGHTS OF SERIES E PREFERRED STOCK. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the Series E Preferred Stock shall be entitled to receive out of the assets of the corporation specified below and before any distribution or payment to the holders of any shares of Common Stock, liquidation distributions in the amount of $10.00 per share plus an amount equal to all unpaid dividends thereon for the year in which the liquidation occurs up to and including the date fixed for distribution or payment ("Liquidation Amount"). The holders of Series E Preferred Stock shall be entitled to look solely to the assets of the corporation for liquidating proceeds.

     SECTION 4. CONVERSION. The holders of the shares of Series E Preferred Stock shall have conversion rights as follows:

     (a) Right to Convert.  Each then outstanding share of Series E Preferred
         ----------------
Stock shall be convertible, at the option of the holder thereof, at the office of the corporation or any transfer agent for the Series E Preferred Stock or Common Stock, into fully paid and nonassessable shares of Common Stock ("Right to Convert") in accordance with Section 4(b) below.

     (b) Mechanics of Conversion.  Before any holder of Series E Preferred Stock
         -----------------------
shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Series E Preferred Stock or Common Stock and shall give written notice to the corporation at such office that he elects to convert the same into one (1) share of Common Stock for each share of Preferred Stock and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series E Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series E Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common stock on such date.

     (c) Notices of Record Date.  In the event of any taking by the corporation
         ----------------------
of a record of the holders of any class who are entitled to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the corporation shall mail to each holder of Series E Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     (d) Reservation of Stock Issuable Upon Conversion.  The corporation shall
         ---------------------------------------------
at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series E Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series E Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the outstanding shares of the Series E Preferred Stock, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     SECTION 5. CALL AND REDEMPTION. All shares of Series E Preferred Stock may be called at any time by the Corporation within ten (10) years after issuance and shall be surrendered by the holders of such shares upon the payment of one hundred five percent (105%) of Redemption Value plus an amount equal to all unpaid dividends thereon for the year in which the redemption occurs up to and including the date fixed for redemption. The holders of Series E Preferred Stock shall be entitled to look solely to the assets of the corporation for redemption proceeds.

      SECTION 6. NOTICES. Any notice required to be given to the holders of shares of Series E Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the corporation.

     IN WITNESS WHEREOF, said Polyphase Corporation has caused this certificate to be signed by William E. Shatley, its Senior Vice President and attested by Don E. McMillen, its Secretary, this ___ day of June, 1994.


                                 POLYPHASE CORPORATION


                                    By:  /s/William E. Shatley
                                         ---------------------
                                         William E. Shatley, Senior Vice
                                         President
ATTEST:


/s/Don E. McMillen
- ------------------
Don E. McMillen, Secretary


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     On this ____ day of June, 1994, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared William E. Shatley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me the he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written above.
                                    ____________________________________
                                    Notary Public in and for the
                                    State of Texas
My Commission Expires:

_______________________


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     On this ____ day of June, 1994, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared Don E. McMillen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me the he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written above.
                                    ____________________________________
                                    Notary Public in and for the
                                    State of Texas
My Commission Expires:

_______________________

                             CERTIFICATE OF CHANGE
                         IN NUMBER OF AUTHORIZED SHARES
                          OF SERIES A PREFERRED STOCK
                                  OF PPN, INC.


     Pursuant to Section 78.207 of the Nevada General Corporation Law, the undersigned, William E. Shatley and Don E. McMillen, do hereby certify:

1. By resolution of the Board of Directors, dated June 2, 1994, the Company changed the number of authorized shares of its Series A Preferred Stock, par value $.01 per share (the "Series A Preferred").

2. The current number of authorized shares of the Series A Preferred before the change is 125,000. The par value of the Series A Preferred before the change is $.01 per share.

3. The number of authorized shares of the Series A Preferred after the change is 375,000. The par value of the Series A Preferred after the change is $.01 per share.

4. The provisions of Sections 78.207(c), (d) and (e) of the Nevada General Corporation Law are not applicable for purposes of this Certificate.

5. The change in authorized shares of Series A Preferred shall be effective upon the filing of this Certificate.

     IN WITNESS WHEREOF, said PPN, Inc. has caused this certificate to be signed by William E. Shatley, its Senior Vice President and attested by Don E. McMillen, its Secretary, this 13th day of June, 1994.


                                 PPN, INC.


                                    By:  /s/William E. Shatley
                                         ---------------------
                                         William E. Shatley, Senior Vice
                                         President
ATTEST:


/s/Don E. McMillen
- ------------------
Don E. McMillen, Secretary

THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     On this ____ day of June, 1994, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared William E. Shatley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me the he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written above.
                                    ____________________________________
                                    Notary Public in and for the
                                    State of Texas
My Commission Expires:

_______________________


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     On this ____ day of June, 1994, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared Don E. McMillen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me the he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written above.
                                    ____________________________________
                                    Notary Public in and for the
                                    State of Texas
My Commission Expires:

_______________________

                   CERTIFICATE OF DESIGNATION OF PREFERENCES
                        OF SERIES A-5 PREFERRED STOCK OF
                        PPN, INC., A NEVADA CORPORATION


The undersigned, William E. Shatley and Don E. McMillen, do hereby certify:

     1. They are the duly elected and acting Senior Vice President and Secretary, respectively, of PPN, Inc., a Nevada corporation (the
"corporation").

     2. That, pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation as amended of the corporation, and pursuant to the provisions of Nevada law, said Board of Directors, by a written consent in lieu of a meeting, dated June 2, 1994, in accordance with the provisions of Nevada law, adopted the following recitals and resolutions providing for the designation, preferences, and relative, participating, optional or other rights, and the qualifications, limitations and restrictions of 750,000 shares of Series A-5 Preferred Stock as follows:

     WHEREAS, the Articles of Incorporation of the corporation provides for a class of authorized shares known as preferred stock, comprising fifty million (50,000,000) shares issuable from time to time in one or more series; and

     WHEREAS, the Board of Directors of the corporation is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, and the liquidation preferences of the authorized preferred shares, and the number of shares constituting any series of such shares and the designation thereof, or any of them;

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide that 750,000 of the authorized but unissued preferred shares shall now be designated as "Series A-5 Preferred Stock" with a Redemption Value of Ten Dollars ($10) per share ("Redemption Value"), and does hereby fix the rights, preferences, restrictions and other matters relating to said Series A-5 Preferred Stock as follows:

     SECTION 1. DESIGNATION; NUMBER OF SHARES. 750,000 shares shall be designated as "Series A-5 Preferred Stock."

     SECTION 2. DIVIDEND RIGHTS OF PREFERRED STOCK. The holders of the Series A-5 Preferred Stock shall be entitled to receive dividends, non-cumulative, at the annual rate of five percent (5%) of the Redemption Value thereof, and no more, payable annually on December 31 with respect to the preceding year ("Dividend Payment Dates"); provided, however, no such dividend shall be earned or payable except out of funds legally available therefor. All dividends as aforesaid shall be payable to the holders of Series A-5 Preferred Stock of record on the respective dates not exceeding sixty days preceding such Dividend Payment Dates as may be determined by the Board of Directors in advance of the payment of each particular dividend.

     No dividends or any other distribution shall be declared or paid or set apart for payment on the Common Stock or on preferred stock of any other series unless proportionate dividends for the period have been or contemporaneously are declared and paid on the Series A-5 Preferred Stock, ratably in proportion to the dividend rates fixed therefor. "Distribution" in this Section 2 means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of the corporation) or the purchase or redemption of shares of the corporation for cash or property. The time of any distribution by way of dividend shall be the date of declaration thereof and the time of any distribution by purchase or redemption of shares shall be the day on which cash or property is transferred by the corporation, whether or not pursuant to a contract of an earlier date; provided that where a negotiable debt security is issued in exchange for shares, the time of the distribution is the date when the corporation acquires the shares in such exchange. At the option of the corporation, dividends may be paid in Common Stock of the corporation in lieu of cash.

     SECTION 3. LIQUIDATION RIGHTS OF SERIES A-5 PREFERRED STOCK. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the Series A-5 Preferred Stock shall be entitled to receive out of the assets of the corporation specified below and before any distribution or payment to the holders of any shares of Common Stock, liquidation distributions in the amount of $10.00 per share plus an amount equal to all unpaid dividends thereon for the year in which the liquidation occurs up to and including the date fixed for distribution or payment ("Liquidation Amount"). The holders of Series A-5 Preferred Stock shall be entitled to look solely to the assets of the corporation for liquidating proceeds.

     SECTION 4. CONVERSION. The holders of the shares of Series A-5 Preferred Stock shall have conversion rights as follows:

     (a) Right to Convert.  Each then outstanding share of Series A-5 Preferred
         ----------------
Stock shall be convertible, at the option of the holder thereof, at the office of the corporation or any transfer agent for the Series A-5 Preferred Stock or Common Stock, into fully paid and nonassessable shares of Common Stock ("Right to Convert") in accordance with Section 4(b) below.

     (b) Mechanics of Conversion.  Before any holder of Series A-5 Preferred
         -----------------------
Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Series A-5 Preferred Stock or Common Stock and shall give written notice to the corporation at such office that he elects to convert the same into two (2) shares of Common Stock for each share of Preferred Stock and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A-5 Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A-5 Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common stock on such date.

     (c) Notices of Record Date.  In the event of any taking by the corporation
         ----------------------
of a record of the holders of any class who are entitled to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the corporation shall mail to each holder of Series A-5 Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     (d) Reservation of Stock Issuable Upon Conversion.  The corporation shall
         ---------------------------------------------
at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A-5 Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A-5 Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the outstanding shares of the Series A-5 Preferred Stock, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     SECTION 5. CALL AND REDEMPTION. All shares of Series A-5 Preferred Stock may be called at any time by the Corporation within ten (10) years after issuance and shall be surrendered by the holders of such shares upon the payment of one hundred five percent (105%) of Redemption Value plus an amount equal to all unpaid dividends thereon for the year in which the redemption occurs up to and including the date fixed for redemption. The holders of Series A-5 Preferred Stock shall be entitled to look solely to the assets of the corporation for redemption proceeds.

      SECTION 6. NOTICES. Any notice required to be given to the holders of shares of Series A-5 Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the corporation.

     IN WITNESS WHEREOF, said Polyphase Corporation has caused this certificate to be signed by William E. Shatley, its Senior Vice President and attested by Don E. McMillen, its Secretary, this ___ day of June, 1994.


                                 POLYPHASE CORPORATION


                                    By:  /s/William E. Shatley
                                         ---------------------
                                         William E. Shatley, Senior Vice
                                         President
ATTEST:


/s/Don E. McMillen
- ------------------
Don E. McMillen, Secretary


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     On this ____ day of June, 1994, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared Paul A. Tanner, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me the he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written above.
                                    ____________________________________
                                    Notary Public in and for the
                                    State of Texas
My Commission Expires:

_______________________


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     On this ____ day of June, 1994, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared Don E. McMillen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me the he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written above.
                                    ____________________________________
                                    Notary Public in and for the
                                    State of Texas
My Commission Expires:

_______________________

                               ARTICLES OF MERGER

                                       OF

                             POLYPHASE CORPORATION

                                      AND

                                   PPN, INC.


To the Secretary of State
State of Nevada:


     Pursuant to the provisions of Chapter 78, Nevada Revised Statutes, the foreign corporation and the domestic corporation herein named do hereby adopt the following Articles of Merger.

     1. Annexed hereto and made a part hereof is the Plan of Merger (the "Plan of Merger") for merging Polyphase Corporation, a corporation for profit organized under the laws of the State of Pennsylvania ("Polyphase"), with and into PPN, Inc., a corporation for profit organized under the laws of the State of Nevada ("PPN"). The Plan of Merger has been adopted by the Board of Directors of Polyphase and by the Board of Directors of PPN.

     2. The merger of Polyphase with and into PPN is permitted by the laws of the jurisdiction of organization of Polyphase and has been authorized in compliance with said laws.

     3. The Plan of Merger was submitted to the shareholders of Polyphase pursuant to the provisions of the laws of its jurisdiction of organization, and the manner of approval thereof by said shareholders was as follows:

          (a) The designation, the number of outstanding shares, and the number of votes entitled to be cast by each class entitled to vote separately on the Plan of Merger are as follows:

               (i)  Common Stock.
                    ------------

                    (A)  DESIGNATION OF CLASS:

                         Common Stock, no par value per share

                    (B)  NUMBER OF OUTSTANDING SHARES OF CLASS:

                         5,640,020

                    (C)  NUMBER OF VOTES OF CLASS ENTITLED TO BE CAST:

                         5,640,020

               (ii) Series A Preferred Stock.
                    ------------------------

                    (A)  DESIGNATION OF CLASS:

                         Series A Preferred Stock, $.01 par value per share

                    (B)  NUMBER OF SHARES OUTSTANDING OF CLASS:

                         7,500

                    (C)  NUMBER OF VOTES OF CLASS ENTITLED TO BE CAST:

                         7,500

               (iii) Series D Preferred Stock.
                     ------------------------

                    (A)  DESIGNATION OF CLASS:

                         Series D Preferred Stock, $.01 par value per share

                    (B)  NUMBER OF SHARES OUTSTANDING OF CLASS:

                         35,000

                    (C)  NUMBER OF VOTES OF CLASS ENTITLED TO BE CAST:

                         35,000

          (b) The total number of votes cast FOR and AGAINST and to ABSTAIN from voting for the merger herein provided for by each class entitled to vote separately on the Plan of Merger is as follows:

               (i)  Common Stock.
                    ------------

                    (A)  DESIGNATION OF CLASS:

                         Common Stock, no par value per share

                    (B)  NUMBER OF VOTES OF CLASS CAST FOR PLAN OF MERGER:

                         3,142,180

                    (C)  NUMBER OF VOTES OF CLASS CAST AGAINST PLAN OF MERGER:

                         38,094

                    (D)  NUMBER OF VOTES ABSTAINING:

                         6,450

               (ii) Series A Preferred Stock.
                    ------------------------

                    (A)  DESIGNATION OF CLASS:

                         Series A Preferred Stock, $.01 par value per share

                    (B)  NUMBER OF VOTES CAST FOR THE PLAN OF MERGER:

                         7,500

                    (C)  NUMBER OF VOTES CAST AGAINST THE PLAN OF MERGER:

                         0

                    (D)  NUMBER OF VOTES ABSTAINING:

                         0

               (iii) Series D Preferred Stock.
                     ------------------------

                    (A)  DESIGNATION OF CLASS:

                         Series D Preferred Stock, $.01 par value per share

                    (B)  NUMBER OF VOTES CAST FOR THE PLAN OF MERGER:

                         35,000

                    (C)  NUMBER OF VOTES CAST AGAINST THE PLAN OF MERGER:

                         0

                    (D)  NUMBER OF VOTES ABSTAINING:

                         0

          (c) The number of votes cast for the Plan of Merger was sufficient for the approval thereof by each class of capital stock of Polyphase entitled to vote separately thereon.

     4. The Plan of Merger was submitted to the stockholders of PPN pursuant to the provisions of Chapter 78, Nevada Revised Statutes, and the manner of approval thereof by said stockholders was as follows:

               (i) The designation, the number of outstanding shares, and the number of votes entitled to be cast by each class entitled to vote on the said Plan of Merger as follows:


          (a)  DESIGNATION OF CLASS:

               Common Stock, $.01 par value per share

          (b)  NUMBER OF OUTSTANDING SHARES OF CLASS:

               1,000

          (c)  NUMBER OF VOTES OF CLASS ENTITLED TO BE CAST:

               1,000

               (ii) The total number of votes cast for and against the merger herein provided for by each class entitled to vote on the Plan of Merger is as follows:

                    (a)  DESIGNATION OF CLASS:

                         Common Stock, $.01 par value per share

                    (b)  NUMBER OF VOTES OF CLASS CAST FOR PLAN OF MERGER:

                         1,000

                    (c)  NUMBER OF VOTES OF CLASS CAST AGAINST PLAN OF MERGER:

                         1,000

               (iii) The number of votes cast for the Plan of Merger was sufficient for the approval thereof by the Common Stock stockholders of PPN.

     5. When the merger herein provided for becomes effective, Article I of the Articles of Incorporation of PPN is amended pursuant to the annexed Plan of Merger to read as follows:

          "The name of the Corporation is Polyphase Corporation (the "Corporation")."


Signed on June 13, 1994.

                                     PPN, INC.:



                                     /s/ William Shatley
                                     -------------------------------------------
                                                           Senior Vice President


                                     /s/ Don E. McMillen
                                     -------------------------------------------
                                                                       Secretary


                                     POLYPHASE CORPORATION:


                                     /s/ William Shatley
                                     -------------------------------------------
                                                           Senior Vice President


                                     /s/ Don E. McMillen
                                     -------------------------------------------
                                                                       Secretary

STATE OF DALLAS       (S)
                      (S)
COUNTY OF DALLAS      (S)

     On ___________, 1994, personally appeared before me, a Notary Public in and for the State and County aforesaid, William E. Shatley and Don E. McMillen, Senior Vice President and Secretary of PPN, Inc., personally known to me to be the persons whose names are subscribed to the above instrument in the said capacities, who acknowledged that they executed the said instrument.



                                               ---------------------------------
                                                          Notary Public


STATE OF DALLAS       (S)
                      (S)
COUNTY OF DALLAS      (S)

     On ___________, 1994, personally appeared before me, a Notary Public in and for the State and County aforesaid, William E. Shatley and Don E. McMillen, Senior Vice President and Secretary of Polyphase Corporation, personally known to me to be the persons whose names are subscribed to the above instrument in the said capacities, who acknowledged that they executed the said instrument.



                                               ---------------------------------
                                                          Notary Public

                                 PLAN OF MERGER


     THIS PLAN OF MERGER (the "Agreement"), dated as of June 13, 1994, is made and entered into by and between Polyphase Corporation, a Pennsylvania Corporation (the "Company"), and PPN, Inc., a Nevada corporation ("Polyphase Nevada").

                              W I T N E S S E T H:

     WHEREAS, the Company is a Pennsylvania corporation; and

     WHEREAS, Polyphase Nevada is a Nevada corporation and a wholly owned subsidiary of the Company; and

     WHEREAS, the respective Boards of Directors of the Company and Polyphase Nevada have determined that it is desirable to merge (the "Merger") the Company with and into Polyphase Nevada, with Polyphase Nevada as the surviving corporation under the name "Polyphase Corporation"; and

     WHEREAS, the Company, as sole shareholder of Polyphase Nevada, has executed a written consent approving the Merger.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                     MERGER

     On the effective date of the Merger (hereinafter referred to as the "Effective Date") as provided herein, the Company shall be merged with and into Polyphase Nevada, the separate existence of the Company shall cease and Polyphase Nevada (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name "Polyphase Corporation," by virtue of, and shall be governed by, the laws of the State of Nevada. The address of the registered office of the Surviving Corporation in the State of Nevada will be The Prentice-Hall Corporation System, Nevada, Inc., 502 East John Street, Carson City, Nevada 89706. The name of the Surviving Corporation shall be Polyphase Corporation.


                                   ARTICLE II

               ARTICLES OF INCORPORATION OF SURVIVING CORPORATION

     From and after the Effective Date, the Articles of Incorporation (the "Nevada Articles of Incorporation") of Polyphase Nevada (as in effect at the Effective Date) shall be the Articles of Incorporation of the Surviving Corporation unless and until amended in accordance with applicable law; provided, however, that Article First of the Articles of Incorporation of Polyphase Nevada, at the Effective Date, shall be amended to read in its entirety as follows:

FIRST:  The name of the corporation is Polyphase Corporation (the
"Corporation").

                                 ARTICLE III

                      BYLAWS OF THE SURVIVING CORPORATION

          From and after the Effective Date, the Bylaws (the "Nevada Bylaws") of Polyphase Nevada (as in effect at the Effective Date) shall be the Bylaws of the Surviving Corporation unless and until amended in accordance with applicable law.


                                   ARTICLE IV

             EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS

          4.01. On the Effective Date, each outstanding share of common stock of the Company, no par value per share (the "Common Stock"), shall be converted into and exchanged for one share of common stock, $.01 par value per share (the "Nevada Common Stock"), of Polyphase Nevada; each outstanding share of Series A Preferred Stock and Series D Preferred Stock of the Company, each of $.01 par value per share (collectively, the "Pennsylvania Preferred Stock"), shall be converted into and exchanged for one share of a series of preferred stock of Polyphase Nevada, $.01 par value per share (collectively, the "Nevada Preferred Stock"), with designations, preferences, powers, rights, qualifications, limitations and restrictions equivalent to the Pennsylvania Preferred Stock; and each outstanding share of Nevada Common Stock held by the Company immediately before the effective time of the Merger shall be retired and canceled and assume the status of authorized but unissued shares of Nevada Common Stock.

          4.02. All outstanding options, warrants and other rights to acquire the Common Stock outstanding on the Effective Date will automatically be converted into equivalent options, warrants and other rights to purchase the same number of shares of Nevada Common Stock. In addition, each of the Company's employee benefit plans shall be continued and assumed by Polyphase Nevada.

          4.03. After the Effective Date, certificates representing shares of the Common Stock and the Pennsylvania Preferred Stock will represent shares of Nevada Common Stock and Nevada Preferred Stock, as the case may be, and upon surrender of the same to the transfer agent for the Company, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Nevada Common Stock or Nevada Preferred Stock, as the case may be, into which such shares shall have been converted pursuant to ARTICLE 4.01 of this Agreement. The stock transfer books of the Company will be closed upon effectiveness of the Merger and all subsequent transfers of record of certificates previously representing shares of capital stock will be made in the stock transfer books of Polyphase Nevada.


                                   ARTICLE V

                        CORPORATE EXISTENCE, POWERS AND
                      LIABILITIES OF SURVIVING CORPORATION

          5.01. On the Effective Date, the Merger shall have the effects set forth in Chapter 19, Subchapter C of the Pennsylvania Business Corporation Law (the "PBCL") and Sections 78.450 through 78.461 of the Nevada General Corporation Law (the "NGCL"). All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of the Company, its shareholders, Board of Directors and committees thereof, officers and agents that were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, agreements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to the Company. The employees and agents of the Company shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits that they enjoyed as employees and agents of the Company. The requirements of any plans or agreements of the Company involving the issuance or purchase by the Company of certain shares of its capital stock shall be satisfied by the issuance or purchase of one share of the Surviving Corporation for every one share of the Common Stock.

          5.02. The Company agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of the Company and otherwise to carry out the intent and purposes of this Agreement.


                                   ARTICLE VI

                OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

          6.01. The directors of the Company at the Effective Date shall be the directors of the Surviving Corporation until their successors shall have been duly elected and qualified or appointed and qualified or until their earlier death, resignation or removal in accordance with the Nevada Articles of Incorporation, the Nevada Bylaws and applicable law. From and after the Effective Date, the officers of the Company shall be the officers of the Surviving Corporation until their successors shall have been duly appointed and qualified or until their earlier death, resignation or removal in accordance with the Nevada Articles of Incorporation, the Nevada Bylaws and applicable law. As of the Effective Date, the committees of the Board of Directors of the Surviving Corporation shall be the same as and shall be composed of the same persons who are serving on the committees of the Board of Directors of the Company as they existed immediately before such date.

          6.02. If, upon the Effective Date, a vacancy shall exist in the Board of Directors of the Surviving Corporation, such vacancy shall be filled in the manner provided by the Nevada Bylaws.


                                  ARTICLE VII

                   APPROVAL BY SHAREHOLDERS, EFFECTIVE DATE,
                  CONDUCT OF BUSINESS PRIOR TO EFFECTIVE DATE

          7.01. As soon as practicable after approval of this Agreement by the shareholders of the Company, the Company and Polyphase Nevada will execute Articles of Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Secretaries of State of Pennsylvania and Nevada, respectively, in accordance with the PBCL and the NGCL, as appropriate. The Effective Date shall be the date on which the Merger becomes effective under the PBCL or the date on which the Merger becomes effective under the NGCL, whichever occurs later.

          7.02. The Boards of Directors of the Company and Polyphase Nevada may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of the Company may not change: (1) the amount or kind of shares, obligations, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the constituent corporations; (2) any term of the Nevada Articles of Incorporation to be effected by the Merger; and (3) any of the terms and conditions of this Agreement if the change would adversely affect the holders of any shares of the constituent corporations.

                                 ARTICLE VIII

                             TERMINATION OF MERGER

          This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of the Boards of Directors of the Company and Polyphase Nevada. In the event of such termination and abandonment, this Agreement shall become null and void and have no effect, without any liability on the part of any party to this Agreement or to their shareholders, directors or officers.


                                   ARTICLE IX

                                 MISCELLANEOUS

          This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed. as of the date first above written.

                                 POLYPHASE CORPORATION
                                 A PENNSYLVANIA CORPORATION


                                    By:   /s/ William Shatley
                                          ---------------------
                                         Senior Vice President

ATTEST:

- --------------------
Secretary

                                    PPN, INC.
                                    A NEVADA CORPORATION


                                    By:   /s/ William Shatley
                                          ---------------------
                                         Senior Vice President
ATTEST:

 /s/ Don E. McMillen
- --------------------
Secretary

                   CERTIFICATE OF DESIGNATION OF PREFERENCES
                         OF SERIES B PREFERRED STOCK OF
                        PPN, INC., A NEVADA CORPORATION


The undersigned, William E. Shatley and Don E. McMillen, do hereby certify:

     1. They are the duly elected and acting Senior Vice President and Secretary, respectively, of PPN, Inc., a Nevada corporation (the
"corporation").

     2. That, pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation as amended of the corporation, and pursuant to the provisions of Nevada law, said Board of Directors, by a written consent in lieu of a meeting, dated June 2, 1994, in accordance with the provisions of Nevada law, adopted the following recitals and resolutions providing for the designation, preferences, and relative, participating, optional or other rights, and the qualifications, limitations and restrictions of 300,000 shares of Series B Preferred Stock as follows:

     WHEREAS, the Articles of Incorporation of the corporation provides for a class of authorized shares known as preferred stock, comprising fifty million (50,000,000) shares issuable from time to time in one or more series; and

     WHEREAS, the Board of Directors of the corporation is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, and the liquidation preferences of the authorized preferred shares, and the number of shares constituting any series of such shares and the designation thereof, or any of them;

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide that 300,000 of the authorized but unissued preferred shares shall now be designated as "Series B Preferred Stock" with a Redemption Value of Ten Dollars ($10) per share ("Redemption Value"), and does hereby fix the rights, preferences, restrictions and other matters relating to said Series B Preferred Stock as follows:

     SECTION 1. DESIGNATION; NUMBER OF SHARES. 300,000 shares shall be designated as "Series B Preferred Stock."

     SECTION 2. DIVIDEND RIGHTS OF PREFERRED STOCK. The holders of the Series B Preferred Stock shall be entitled to receive dividends, non-cumulative, at the annual rate of five percent (5%) of the Redemption Value thereof, and no more, payable annually on December 31 with respect to the preceding year ("Dividend Payment Dates"); provided, however, no such dividend shall be earned or payable except out of funds legally available therefor. All dividends as aforesaid shall be payable to the holders of Series B Preferred Stock of record on the respective dates not exceeding sixty days preceding such Dividend Payment Dates as may be determined by the Board of Directors in advance of the payment of each particular dividend.

     No dividends or any other distribution shall be declared or paid or set apart for payment on the Common Stock or on preferred stock of any other of Series A, C, D or E Preferred Stock unless proportionate dividends for the period have been or contemporaneously are declared and paid on the Series B Preferred Stock, ratably in proportion to the dividend rates fixed therefor. "Distribution" in this Section 2 means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of the corporation) or the purchase or redemption of shares of the corporation for cash or property. The time of any distribution by way of dividend shall be the date of declaration thereof and the time of any distribution by purchase or redemption of shares shall be the day on which cash or property is transferred by the corporation, whether or not pursuant to a contract of an earlier date; provided that where a negotiable debt security is issued in exchange for shares, the time of the distribution is the date when the corporation acquires the shares in such exchange. At the option of the corporation, dividends may be paid in Common Stock of the corporation in lieu of cash.

     SECTION 3. LIQUIDATION RIGHTS OF SERIES B PREFERRED STOCK. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the Series B Preferred Stock shall be entitled to receive out of the assets of the corporation specified below and before any distribution or payment to the holders of any shares of Common Stock, liquidation distributions in the amount of $10.00 per share plus an amount equal to all unpaid dividends thereon for the year in which the liquidation occurs up to and including the date fixed for distribution or payment ("Liquidation Amount"). The holders of Series B Preferred Stock shall be entitled to look solely to the assets of the corporation for liquidating proceeds.

     SECTION 4. CONVERSION. The holders of the shares of Series B Preferred Stock shall have conversion rights as follows:

     (a) Right to Convert.  Each then outstanding share of Series B Preferred
         ----------------
Stock shall be convertible, at the option of the holder thereof, at the office of the corporation or any transfer agent for the Series B Preferred Stock or Common Stock, into fully paid and nonassessable shares of Common Stock ("Right to Convert") in accordance with Section 4(b) below.

     (b) Mechanics of Conversion.  Before any holder of Series B Preferred Stock
         -----------------------
shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Series B Preferred Stock or Common Stock and shall give written notice to the corporation at such office that he elects to convert the same into ten (10) shares of Common Stock for each share of Preferred Stock and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common stock on such date.

     (c) Notices of Record Date.  In the event of any taking by the corporation
         ----------------------
of a record of the holders of any class who are entitled to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the corporation shall mail to each holder of Series B Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     (d) Reservation of Stock Issuable Upon Conversion.  The corporation shall
         ---------------------------------------------
at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the outstanding shares of the Series B Preferred Stock, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     SECTION 5. CALL AND REDEMPTION. All shares of Series B Preferred Stock may be called at any time by the Corporation within ten (10) years after issuance and shall be surrendered by the holders of such shares upon the payment of one hundred five percent (105%) of Redemption Value plus an amount equal to all unpaid dividends thereon for the year in which the redemption occurs up to and including the date fixed for redemption. The holders of Series B Preferred Stock shall be entitled to look solely to the assets of the corporation for redemption proceeds.

      SECTION 6. NOTICES. Any notice required to be given to the holders of shares of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the corporation.

     IN WITNESS WHEREOF, said Polyphase Corporation has caused this certificate to be signed by William E. Shatley, its Senior Vice President and attested by Don E. McMillen, its Secretary, this ___ day of June, 1994.


                                  POLYPHASE CORPORATION


                                  By:  /s/William E. Shatley
                                       -----------------------------------------
                                       William E. Shatley, Senior Vice President
ATTEST:


/s/Don E. McMillen
- --------------------------
Don E. McMillen, Secretary


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     On this ____ day of June, 1994, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared William E. Shatley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me the he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written above.


                                    ------------------------------------
                                    Notary Public in and for the
                                    State of Texas
My Commission Expires:

_______________________


THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     On this ____ day of June, 1994, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared Don E. McMillen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me the he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written above.


                                    ------------------------------------
                                    Notary Public in and for the
                                    State of Texas
My Commission Expires:

_______________________

                   CERTIFICATE OF DESIGNATION OF PREFERENCES
                        OF SERIES A-2 PREFERRED STOCK OF
                  POLYPHASE CORPORATION, A NEVADA CORPORATION


The undersigned, William E. Shatley and Don E. McMillen, do hereby certify:

     1. They are the duly elected and acting Senior Vice President and Secretary, respectively, of Polyphase Corporation, a Nevada corporation (the "corporation").

     2. That, pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation as amended of the corporation, and pursuant to the provisions of Nevada law, said Board of Directors, by a written consent in lieu of a meeting, dated August 1, 1994, in accordance with the provisions of Nevada law, adopted the following recitals and resolutions providing for the designation, preferences, and relative, participating, optional or other rights, and the qualifications, limitations and restrictions of 750,000 shares of Series A-2 Preferred Stock as follows:

     WHEREAS, the Articles of Incorporation of the corporation provides for a class of authorized shares known as preferred stock, comprising fifty million (50,000,000) shares issuable from time to time in one or more series; and

     WHEREAS, the Board of Directors of the corporation is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, and the liquidation preferences of the authorized preferred shares, and the number of shares constituting any series of such shares and the designation thereof, or any of them;

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide that 750,000 of the authorized but unissued preferred shares shall now be designated as "Series A-2 Preferred Stock" with a Redemption Value of Ten dollars ($10) per share ("Redemption Value"), and does hereby fix the rights, preferences, restrictions and other matters relating to said Series A-2 Preferred Stock as follows:

     SECTION 1. DESIGNATION; NUMBER OF SHARES. 750,000 shares shall be designated as "Series A-2 Preferred Stock."

     SECTION 2. DIVIDEND RIGHTS OF PREFERRED STOCK. The holders of the Series A-2 Preferred Stock shall be entitled to receive dividends, non-cumulative, at the annual rate of five percent (5%) of the Redemption Value thereof, and no more, payable annually on December 31 with respect to the preceding year ("Dividend Payment Dates"); provided, however, no such dividend shall be earned or payable except out of funds legally available therefor. All dividends as aforesaid shall be payable to the holders of Series A-2 Preferred Stock of record on the respective dates not exceeding sixty (60) days preceding such Dividend Payment Dates as may be determined by the Board of Directors in advance of the payment of each particular dividend.

     No dividends or any other distribution shall be declared or paid or set apart for payment on the Common Stock or on preferred stock of any other Series of Preferred Stock unless proportionate dividends for the period have been or contemporaneously are declared and paid on the Series A-2 Preferred Stock, ratably in proportion to the dividend rates fixed therefor. "Distribution" in this Section 2 means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of the corporation) or the purchase or redemption of shares of the corporation for cash or property. The time of any distribution by way of dividend shall be the date of declaration thereof and the time of any distribution by purchase or redemption of shares shall be the day on which cash or property is transferred by the corporation, whether or not pursuant to a contract of an earlier date; provided that where a negotiable debt security is issued in exchange for shares, the time of the distribution is the date when the corporation acquires the shares in such exchange. At the option of the corporation, dividends may be paid in Common Stock of the corporation in lieu of cash.

     SECTION 3. LIQUIDATION RIGHTS OF SERIES A-2 PREFERRED STOCK. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the Series A-2 Preferred Stock shall be entitled to receive out of the assets of the corporation specified below and before any distribution or payment to the holders of any shares of Common Stock, liquidation distributions in the amount of $10.00 per share plus an amount equal to all unpaid dividends thereon for the year in which the liquidation occurs up to and including the date fixed for distribution or payment ("Liquidation Amount"). The holders of Series A-2 Preferred Stock shall be entitled to look solely to the assets of the corporation for liquidating proceeds.

     SECTION 4. VOTING RIGHTS. Holders of Series A-2 Preferred Stock shall be entitled to two (2) votes per share on all matters on which the holders of Common Stock have one vote per share, except as otherwise provided by law.

     SECTION 5. CONVERSION. The holders of the shares of Series A-2 Preferred Stock shall have conversion rights as follows:

          (a) Right to Convert.  Each then outstanding share of Series A-2
              ----------------
Preferred Stock shall be convertible, at the option of the holder thereof, at the office of the corporation or any transfer agent for the Series A-2 Preferred Stock or Common Stock, into fully paid and nonassessable shares of Common Stock ("Right to Convert") in accordance with Section 4(b) below.

          (b) Mechanics of Conversion.  Before any holder of Series A-2
              -----------------------
Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Series A-2 Preferred Stock or Common Stock and shall give written notice to the corporation at such office that he elects to convert the same into two (2) shares of Common Stock for each share of Preferred Stock and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A-2 Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A-2 Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common stock on such date.

          (c) Notices of Record Date.  In the event of any taking by the
              ----------------------
corporation of a record of the holders of any class who are entitled to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the corporation shall mail to each holder of Series A-2 Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (d) Reservation of Stock Issuable Upon Conversion.  The corporation
              ---------------------------------------------
shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A-2 Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A-2 Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the outstanding shares of the Series A-2 Preferred Stock, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     SECTION 6. CALL AND REDEMPTION. All shares of Series A-2 Preferred Stock may be called at any time by the corporation within ten (10) years after issuance and shall be surrendered by the holders of such shares upon the payment of one hundred five percent (105%) of Redemption Value plus an amount equal to all unpaid dividends thereon for the year in which the redemption occurs up to and including the date fixed for redemption. The holders of Series A-2 Preferred Stock shall be entitled to look solely to the assets of the corporation for redemption proceeds.

      SECTION 7. NOTICES. Any notice required to be given to the holders of shares of Series A-2 Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the corporation.

     IN WITNESS WHEREOF, said Polyphase Corporation has caused this certificate to be signed by William E. Shatley, its Senior Vice President and attested by Don E. McMillen, its Secretary, this ___ day of August, 1994.


                                 POLYPHASE CORPORATION


                                    By:  /s/William E. Shatley
                                         ---------------------
                                         William E. Shatley,
                                         Senior Vice President
ATTEST:


/s/Don E. McMillen
- ------------------
Don E. McMillen, Secretary

                  CERTIFICATION OF DESIGNATION OF PREFERENCES
                        OF SERIES A-3 PREFERRED STOCK OF
                  POLYPHASE CORPORATION, A NEVADA CORPORATION


The undersigned, Paul A. Tanner and Don E. McMillen, do hereby certify:

     1. They are the duly elected and acting President and Secretary, respectively of Polyphase Corporation, a Nevada corporation (the "corporation").

     2. That, pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation as amended of the corporation, and pursuant to the provisions of Nevada law, the Executive Committee of the Board of Directors acting with the full authority of the Board of Directors at a meeting held November 8, 1995, in accordance with the provisions of Nevada law, adopted the following recitals and resolutions providing for the designation, preferences, and relative, participating, optional or other rights, and the qualifications, limitations and restrictions of 750,000 shares of series A-3 Preferred Stock as follows:

     WHEREAS, the Articles of Incorporation of the corporation provides for a class of authorized shares known as preferred stock comprising fifty million (50,000,000) shares issuable from time to time in one or more series; and

     WHEREAS, the Board of Directors of the corporation is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, and the liquidation preferences of the authorized preferred shares, and the number of shares constituting any series of such shares and the designation thereof, or any of them;

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide that 750,000 of the authorized but unissued preferred shares shall now be designated as "Series A-3 Preferred Stock" with a Redemption Value of Ten dollars ($10) per share ("Redemption Value"), and does hereby fix the rights, preferences, restrictions and other matters relating to said Series A-3 Preferred Stock as follows:

     SECTION 1. DESIGNATION; NUMBER OF SHARES. 750,000 shares shall be designated as "Series A-3 Preferred Stock".

     SECTION 2. DIVIDEND RIGHTS OF PREFERRED STOCK. The holders of the Series A-3 Preferred Stock shall be entitled to receive dividends, cumulative, at the annual rate of twelve percent (12%) of the Redemption Value thereof, and no more, payable quarterly with respect to the preceding calendar quarter ("Dividend Payment Dates"); provided, however, no such dividend shall be earned or payable except out of funds legally available therefor. All dividends as aforesaid shall be cumulative and payable to the holders of Series A-3 Preferred Stock of record on the respective dates not exceeding sixty days preceding such Dividend Payment Dates as may be determined by the Board of Directors in advance of the payment of each particular dividend.

     No dividends or any other distribution shall be declared or paid or set apart for payment on the Common Stock or on any other Series of Preferred Stock unless proportionate dividends for the period have been or contemporaneously are declared and paid on the Series A-3 Preferred Stock, ratably in proportion to the dividend rates fixed therefor. "Distribution" in this Section 2 means the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of the corporation) or the purchase or redemption of shares of the corporation for cash or property. The time of any distribution by way of dividend shall be the date of declaration thereof and the time of any distribution by purchase or redemption of shares shall be the day on which cash or property is transferred by the corporation, whether or not pursuant to a contract of an earlier date; provided that where a negotiable debt security is issued in exchange for shares, the time of the distribution is the date when the corporation acquires the shares in such exchange.

     SECTION 3. LIQUIDATION RIGHTS OF SERIES A-3 PREFERRED STOCK. In event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the Series A-3 Preferred Stock, ratably with the holders of preferred stock of any other Series of Preferred Stock, shall be entitled to receive out of the assets of the corporation specified below and before any distribution or payment to the holders of any shares of Common Stock, liquidation distributions in the amount of $10.00 per share plus an amount equal to all unpaid dividends thereon for the year in which the liquidation occurs up to and including the date fixed for distribution or payment ("Liquidation Amount"). The holders of Series A-3 Preferred Stock shall be entitled to look solely to the assets of the corporation for liquidating proceeds.

     SECTION 4. VOTING RIGHTS. Holders of Series A-3 Preferred Stock shall be entitled to two (2) votes per share on all matters on which the holders of Common Stock have one vote per share, except as otherwise provided by law.

     SECTION 5. CONVERSION. The holders of the shares of Series A-3 Preferred Stock shall have conversion rights as follows:

          (a) Right to Convert.  Each then outstanding share of Series A-3
              ----------------
Preferred Stock shall be convertible, at the option of the holder thereof, at any time, in whole or in part, at the office of the corporation or any transfer agent for the Series A-3 Preferred Stock or Common Stock, into fully paid and nonassessable shares of Common Stock ("Right to Convert") in accordance with
Section 5 (b) below.

          (b) Mechanics of Conversion.  Before any holder of Series A-3
              -----------------------
Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Series A-3 Preferred Stock or Common Stock and shall give written notice to the corporation at such office that he elects to convert the same into two (2) shares of Common Stock for each share of Preferred Stock (i.e., $5.00 per share of Common Stock, subject to adjustment as provided in Section 5 (e) below) and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A-3 Preferred Stock or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A-3 Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common stock on such date.

          (c) Notices of Record Date.  In the event of any taking by the
              ----------------------
corporation of a record of the holders of any class who are entitled to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the corporation shall mail to each holder of Series A-3 Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (d) Reservation of Stock Issuable Upon Conversion.  The corporation
              ---------------------------------------------
shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Series A-3 Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A-3 Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the outstanding shares of the Series A-3 Preferred Stock, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          (e) Adjustment to Conversion Price.  In the event the outstanding
              ------------------------------
shares of Common Stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of Common Stock, the conversion rate and conversion price in effect immediately prior to such subdivision, combination, consolidation or stock dividend shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

          Beginning two years after the date hereof, if during any 30-day calendar period (the "Trading Period") the closing sales price of the corporation's Common Stock on a national securities exchange or the NASDAQ National Market System averages less than $5.00 per share, then for a period of 30 days following such Trading Period, any holder of Series A-3 Preferred

Stock shall be entitled to convert the same into that number of whole shares of Common Stock that is calculable by multiplying the number of shares of Series A-3 Preferred Stock being converted by 10 and dividing such number by the closing sales price of the Common Stock on the day immediately preceding the date that written notice is given to the corporation that such holder elects to convert such shares of Series A-3 Preferred Stock (the "Valuation Price"). In lieu of any fractional shares to which the holder of Series A-3 Preferred Stock would otherwise be entitled upon conversion, the corporation shall pay to such holder cash equal to such fraction multiplied by the Valuation Price.

          (f) Accrued Dividends.  Upon the exercise of any Right to Convert, the
              -----------------
corporation shall pay in cash any accrued and unpaid dividends associated with the shares of Series A-3 Preferred Stock subject to the conversion.

     SECTION 6. CALL AND REDEMPTION. All shares of Series A-3 Preferred Stock may be called with 30 days notice at any time by the corporation after one year and within ten (10) years after issuance and shall be surrendered by the holders of such shares upon the payment of one hundred five percent (105%) of Redemption Value plus an amount equal to all unpaid dividends thereon for the year in which the redemption occurs up to and including the date fixed for redemption. The holders of Series A-3 Preferred Stock shall be entitled to look solely to the assets of the corporation for redemption proceeds. Upon the receipt of any said notice, the holders of the Series A-3 Preferred Stock shall retain their Right to Convert until the date of consummation of such redemption.

     SECTION 7. NOTICES. Any notice required to be given to the holders of shares of Series A-3 Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his appearing on the books of the corporation.

     IN WITNESS WHEREOF, said Polyphase Corporation has caused this certificate to be signed by Paul A. Tanner, its President and attested by Don E. McMillen,
its Secretary, this   _______ day of November, 1995.

                                              POLYPHASE CORPORATION

                                              By:  [Signature appears here]
                                                   -------------------------
                                                   President
ATTEST:

[Signature of Don E. McMillen appears here]

/s/Don E. McMillen
- ------------------
Don E. McMillen, Secretary